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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 1998

                                 [KEYCORP LOGO]
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Ohio                                      0-850                                   34-6542451
-------------------------------           ------------------------------------    -------------------------------------
 (State or other jurisdiction                 Commission File Number              (I.R.S. Employer Identification No.)
     of incorporation or
        organization)


  127 Public Square, Cleveland, Ohio                                                          44114-1306
---------------------------------------                                           -----------------------------------
   (Address of principal executive                                                            (Zip Code)
               offices)


       Registrant's telephone number, including area code: (216) 689-6300






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ITEM 5.  OTHER EVENTS

On April 16, 1998, the Registrant issued a press release announcing its earnings results for the three-month period ended March 31, 1998. This press release, dated April 16, 1998, is attached as Exhibit 99 to this report.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits
         --------

          99 The Registrant's April 16, 1998, press release announcing its earnings results for the three-month period ended March 31, 1998.





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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                           KEYCORP
                                            ------------------------------------
                                                        (Registrant)


Date:  April 17, 1998                                  /s/ Lee Irving
                                            ------------------------------------
                                            By:   Lee Irving
                                                  Executive Vice President
                                                  and Chief Accounting Officer